Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to Prospectus
Dated May 1, 2015
As Supplemented August 31, 2015

Baird Intermediate Municipal Bond Fund

In conjunction with the addition of the Baird Short-Term Municipal Bond Fund (BTMIX/BTMSX) and the Baird Core Intermediate Municipal Bond Fund (BMNIX/BMNSX) as portfolios of Baird Funds, Inc. (the “Company”), the Board of Directors of the Company has approved the change in the name of the Baird Intermediate Municipal Bond Fund (BMBIX/BMBSX), the existing municipal bond portfolio of the Company. In addition, the Fund’s benchmark has been changed. There has been no change to the Fund’s investment objective, principal investment strategies or investment policies.

Change in Fund Name. To stress the continued high-quality focus of the Fund, effective September 1, 2015, the Baird Intermediate Municipal Bond Fund is re-named the “Baird Quality Intermediate Municipal Bond Fund.” All references in the Prospectus to the “Baird Intermediate Municipal Bond Fund” are replaced with “Baird Quality Intermediate Municipal Bond Fund.”

Change in Benchmark Index. Effective September 1, 2015, the Barclays Quality Intermediate Municipal Bond Index replaces the Barclays 7-Year General Obligation Bond Index as the benchmark index for the Baird Intermediate Municipal Bond Fund. The Fund’s investment advisor believes that the new benchmark is a more appropriate comparison for how the Fund is managed as it maintains a high quality focus, covers a broader segment of the yield curve and incorporates more sectors of the municipal market than the existing benchmark and maintains a similar duration (interest rate sensitivity) as the existing benchmark.

This Supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is August 31, 2015.